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                                                        Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into Raytel Medical Corporation's S-8 filing dated September 10, 1996 (Registration No. 333-11697).

                                            /s/ Arthur Anderson LLP
                                                ARTHUR ANDERSEN LLP

Hartford, Connecticut
November 8, 1996